SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                          _______________________

                                FORM 8-K

                              CURRENT REPORT
                          _______________________


                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

                             September 27, 1995
            DATE OF REPORT (Date of earliest event reported)


                           ACXIOM CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE          0-13163              71-0581897
        (State or other   (Commission          (IRS Employer
        jurisdiction of    File Number)         Identification
        incorporation)                          Number)


                            P.O. Box 2000
                       301 Industrial Boulevard
                      Conway, Arkansas 72033-2000
                (Address of principal executive offices)
                             (Zip Code)

                           (501) 336-1000
        (Registrant's telephone number, including area code)

     Item 5.  Other Events.

              As previously reported in a Current Report on Form 8-K, Registrant on August 25, 1995 acquired all of the outstanding capital stock of each of DataQuick Information Systems ("DataQuick") and DQ Investment Corporation ("AccuDat") (collectively, DataQuick and AccuDat are hereinafter referred to as the "Acquired Companies"). The acquisition of the Acquired Companies was accounted for as a pooling of interests, and in connection therewith Registrant is filing as Exhibit 99 hereto a copy of its first quarter financial statements as they will appear when restated to reflect the pooling of interests combination.


          The stockholders' equity and operations of the Acquired Companies are not material in relation to Registrant. As such, Registrant has recorded the combination by restating stockholders' equity as of April 1, 1995 without restating prior years' statements of earnings to reflect the pooling of interests combination.

     Item 7.  Financial Statements and Exhibits.

              (c)  Exhibits

              Exhibit 99     Restated Financial Statements for
                             the quarterly period ended June 30,
                             1995

                             SIGNATURE

          Pursuant to the requirements of the Securities Exchange
     Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ACXIOM CORPORATION
                                   (Registrant)

                                         /s/ Catherine L. Hughes
                                   By: -------------------------
                                        Catherine L. Hughes
                                      Secretary and General
                                          Counsel

     Date:  September  27, 1995

                                 EXHIBIT INDEX

                              Exhibits to Form 8-K

     Number in Exhibit Table                      Exhibit
     -----------------------                      -------


             99                           Restated Financial
                                          Statements for the
                                          Quarterly Period Ended
                                          June 30, 1995